EXHIBIT 99.2


           Reconciliation of Reported and Operating Earnings per Share
                           Compound Annual Growth Rate




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2000 Reported EPS                                       $2.87
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Change in common shares                                 (1.06)
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Extraordinary items                                     (0.07)
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Cumulative effect of accounting change                   0.01
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Unicom pre-merger results                                1.58
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Merger-related costs                                     0.68
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Pro forma merger accounting adjustments                 (0.15)
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2000 Pro Forma Operating EPS                            $3.86
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2002 Reported EPS                                            $4.44
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Transition loss on implementation of FAS 141 and 142         0.71
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Gain on sale of AT&T Wireless                               (0.36)
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Employee severance costs                                     0.04
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2002 Pro Forma Operating EPS                                 $4.83
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2-year 2002/2000 compound annual growth rate (CAGR): $4.44/$2.87 = 24% based on reported results.

2-year 2002/2000 CAGR: $4.83/$3.86 = 12% based on pro forma operating results.